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                                                                   EXHIBIT 23.1

                   MECHANICAL DYNAMICS, INC. AND SUBSIDIARIES

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-17957.




March 23, 1998,                                            ARTHUR ANDERSEN LLP
Detroit, Michigan